SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 5, 2001
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                      0-25812                      16-1353600
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(State or other jurisdiction          (Commission                 (IRS Employer
        of incorporation)              File Number)          Identification No.)


         44983 Knoll Square, Ashburn, Virginia                     20147
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 5.       OTHER EVENTS

     On April 5, 2001, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)      EXHIBITS

                       Exhibit 99.1        Press release dated April 5, 2001





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        April 5, 2001                  PSINET INC.


                                             By:  /s/ Lawrence E. Hyatt
                                                  --------------------------
                                                  Lawrence E. Hyatt
                                                  Executive Vice President and
                                                     Chief Financial Officer


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                                 EXHIBIT INDEX

    Exhibit

    NUMBER       EXHIBIT NAME                                       LOCATION
    ------       ------------                                       --------
     99.1        Press release dated April 5, 2001               Filed herewith